ORRSTOWN Financial Services, Inc.

Earnings Presentation

Third Quarter 2025

October 22, 2025

Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, predictions or projections about events or the Company's industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity and cost savings initiatives and continued reductions in risk assets or mitigation of losses in the future. Factors which could cause the actual results of the Company's operations to differ materially from expectations include those detailed in our Annual Report on Form 10-K for the year ended December 31, 2024 under the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in subsequent filings made with the Securities and Exchange Commission.

The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

The review period for subsequent events extends up to and includes the filing date of a public company’s financial statements, when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information presented in this announcement is subject to change. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only and are not forecasts and may not reflect actual results.

Non-GAAP Disclosures

In this presentation, we refer to tangible book value per share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and the efficiency ratio, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, please refer to the GAAP- Non-GAAP reconciliation.

Financial Highlights

	3Q25	2Q25	3Q24	Qtr / Qtr Chge	Yr / Yr Chge
Net Income [1]	$ 21.9	$ 19.4	$ (7.9)	12.4%	-376.7%
Net Income, Adjusted [1,2]	n/a	$ 20.2	$ 21.4	n/a	n/a
Diluted EPS	$ 1.13	$ 1.01	$ (0.41)	12.3%	-374.7%
Diluted EPS, Adjusted [2]	n/a	$ 1.04	$ 1.11	n/a	n/a
Assets [1]	$ 5,470.2	$ 5,387.6	$ 5,470.6	1.5%	0.0%
Loans [1]	$ 3,979.7	$ 3,931.4	$ 3,981.4	1.2%	0.0%
Deposits [1]	$ 4,533.6	$ 4,516.6	$ 4,650.9	0.4%	-2.5%
ROAA (Annualized)	1.60%	1.45%	-0.57%	15 bps	217 bps
ROAA (Annualized), Adjusted [2]	n/a	1.51%	1.55%	n/a	n/a
ROAE (*Annualized*)	15.72%	14.56%	-5.85%	115 bps	2156 bps
ROAE (*Annualized*), Adjusted [2]	n/a	15.12%	15.85%	n/a	n/a
Efficiency Ratio	56.4%	60.3%	94.1%	-386 bps	-3771 bps
Efficiency Ratio, Adjusted [2]	n/a	58.7%	60.2%	n/a	n/a
Net Interest Margin	4.11%	4.07%	4.14%	4 bps	-3 bps

1 - $ In Millions
2 - Non-GAAP adjustments for certain charges in 2024-25. Please refer to the GAAP to Non-GAAP reconciliation.

Commentary

- Profitability metrics at the high-end of our peer group and continue to improve
- Strong loan growth throughout the footprint
- Enhanced net interest margin as the Bank remains firm with its pricing principles
- Efficiency ratio improved as revenues increase while overall expenses decline
- Non-interest expenses continue to decline, primarily due to the elimination of merger related expenses; professional services costs remain elevated as the Bank strives to implement process improvements throughout the organization
- Credit quality remains strong - Net charge-offs in the quarter of $0.2 million - Non-accrual loans to total loans increased slightly to 0.66% - ACL to total loans was 1.21% at September 30, 2025
- Capital ratios remain strong despite a decline in certain ratios for the quarter due to the redemption of sub-debt totaling $32.5 million
- Believe we are set-up for success with strong credit profile, strong capital ratios and an 88% loan to deposit ratio

Net Interest Margin

Net Interest Income and Margin



4.14%
4.05%
4.00%
4.07%
4.11%
$51.7
$50.6
$48.8
$49.5
$51.0
3Q24
4Q24
1Q25
2Q25
3Q25
Net Interest Income ($ in millions)
Net Interest Margin

Change in Deposit Cost [1]



5.26%
4.65%
4.33%
4.33%
4.29%
2.95%
2.81%
2.65%
2.51%
2.49%
3Q24
4Q24
1Q25
2Q25
3Q25
Cost of Interest Bearing Deposits
Fed Funds

Yields on Assets and Liabilities



6.61%
6.38%
6.17%
6.13%
6.19%
3.07%
2.92%
2.76%
2.64%
2.67%
3Q24
4Q24
1Q25
2Q25
3Q25
Interest Earning Assets
Interest Bearing Liabilities

- **Net interest income totaled $51.0 million for the quarter while net interest margin, on a tax equivalent basis, improved to 4.11%, an increase of four basis points from the second quarter of 2025.**
  - *The margin for the quarter was impacted by the net accretion of the purchase accounting marks totaling $5.8 million or 52 basis points. The prior quarter impact from the accretion of the purchase accounting marks totaled $5.2 million or 50 basis points.*
  - *The third quarter of 2025 reflects a six basis point increase in the yield on interest earning assets. This was partially offset by an increase in cost of funds of three basis points primarily due to the acceleration of debt issuance costs due to the redemption of subordinated debt.*

1 - Fed Funds represents the average for the quarter.

Fee Income

Non-Interest Income



$ In Millions
$12.4
$11.2
$11.6
$12.9
$13.4
3Q24
4Q24
1Q25
2Q25
3Q25

- **Noninterest income increased by $0.5 million to $13.4 million during the quarter.**
  - *Second consecutive quarter in which fee income, as a percentage of operating revenue, has reached almost 21%.*
  - *Swap fees, which totaled $0.8 million for the quarter, were up $0.1 million from the prior quarter.*
  - *Service charges totaled $3.0 million for the quarter compared to $2.6 million for the prior quarter.*
  - *Wealth management income and Income from mortgage banking activities both remained flat for the quarter.*
  - *Other fee income decreased by $0.3 million compared to the prior quarter. The second quarter of 2025 included solar tax credits and the gain on sale of other real estate owned.*

Non-Interest Income Breakout



22%
22%
12%
4%
39%
Wealth management
Mortgage banking
Interchange income
Service charges
Other income

20.8%[1]

Fee Income / Operating Revenue

1 - Non-GAAP calculation - Please refer to the GAAP to Non-GAAP reconciliation.

Non-Interest Expenses

Non-Interest Expenses


$ In Millions
$60.3
$42.9
$38.2
$37.6
$36.3
3Q24
4Q24
1Q25
2Q25
3Q25
Salaries & Benefits
Occupancy & Equipment
Data Processing
Professional Fees
Intangible Asset Amort
Merger Related Costs
Other
Total

Efficiency Ratio [1]


60%
62%
61%
59%
56%
3Q24
4Q24
1Q25
2Q25
3Q25

- **Noninterest expenses decreased by $1.3 million quarter over quarter, totaling $36.3 million for the three months ended September 30, 2025.**
  - *Efficiency ratio has been steadily declining since the fourth quarter of 2024.*
  - *No merger-related costs were incurred in the third quarter.*
  - *Professional services costs declined by $0.3 million from the prior quarter. The reduction is due to a decrease in consultants, who are being utilized to enhance daily functions and operating processes throughout the organization. The Bank expects the reliance on their services to decline over the next few quarters.*

1 - Non-GAAP adjustments for certain charges in 2024-25. Please refer to the GAAP to Non-GAAP reconciliation.

Credit Quality

Charge-offs & Non-Performing Loans


0.49%
0.45%
0.42%
0.42%
0.48%
0.30%
0.03%
0.03%
0.01%
0.02%
3Q24
4Q24
1Q25
2Q25
3Q25
NCOs / Avg. Loans
NPAs / Total Assets

ACL Ratios


1.25%
1.24%
1.23%
1.22%
1.21%
184%
202%
210%
214%
184%
3Q24
4Q24
1Q25
2Q25
3Q25
Reserves / NPLs
Reserves / Total Loans

- **The allowance for credit losses ("ACL") on loans increased to $48.1 million during the quarter.**
  - *The Bank recorded provision expense of $0.4 million, which included net charge-offs of $0.2 million.*
  - *Classified loans decreased by $1.7 million to $64.1 million at September 30, 2025.*
  - *Non-accrual loans increased by $3.8 million to $26.2 million at September 30, 2025. The increase is due to the migration of $7.8 million of loans to non-accrual status, offset by repayments of $3.9 million. The majority of the migration is related to one relationship within the commercial construction and development portfolio.*
  - *Non-accrual loans as a percentage of total loans is 66 basis points at September 30, 2025.*
  - *Delinquencies remain low despite economic uncertainties.*
  - *Management believes the ACL to be adequate based on current asset quality metrics and economic forecasts.*

Earnings & Key Performance Metrics

Earnings [1]



$1.11
$0.87
$1.00
$1.04
$1.13
$0.23
$0.23
$0.26
$0.26
$0.27
$21.4
$16.7
$19.3
$20.2
$21.9
3Q24
4Q24
1Q25
2Q25
3Q25
Net Income ($ in Millions)
Diluted EPS
Dividend Paid

Tangible Common Equity and TCE/TA %



7.5%
7.5%
7.9%
8.3%
8.8%
$409
$411
$429
$445
$470
3Q24
4Q24
1Q25
2Q25
3Q25
Tangible Common Equity ($M)
TCE / TA (%)

Return on Average Assets & Equity [1]



15.85%
12.86%
14.97%
15.12%
15.72%
1.55%
1.22%
1.45%
1.51%
1.60%
3Q24
4Q24
1Q25
2Q25
3Q25
ROAE
ROAA

Tangible Book Value per Share ("TBVPS")



$21.12
$21.19
$21.99
$22.77
$24.12
3Q24
4Q24
1Q25
2Q25
3Q25

1 - Non-GAAP adjustments for certain charges in 2024-25. Please refer to the GAAP to Non-GAAP reconciliation.

Loans

Trend [1]



$ In Millions
$3,981
$3,931
$3,876
$3,931
$3,980
$779
$788
$785
$824
$834
$3,202
$3,143
$3,091
$3,108
$3,146
3Q24
4Q24
1Q25
2Q25
3Q25
Commercial
Consumer



$1,980
$2,151
$2,298
$3,931
$3,980
$383
$431
$468
$788
$834
$1,597
$1,721
$1,831
$3,143
$3,146
2021
2022
2023
2024
3Q25
Commercial Loans
Consumer Loans

Composition [2]



Non-owner occupied CRE 32%
Agricultural 3%
Multi-family 6%
Non-owner occupied residential 4%
Commercial & industrial 13%
Residential mortgage 20%
Acquisition & development 6%
Owner occupied CRE 16%
Yield on Loans: 6.58% 3

- **Loans held for investment increased by $48.4 million or 4.9% annualized from the prior quarter.**
  - *Commercial loan production for the quarter totaled $219.4 million with outstanding balances at quarter-end of $147.2 million and a blended rate of 6.66%.*
  - *Commercial loans increased by $38.2 million while residential mortgages increased by $10.3 million.*
  - *Pipeline remains strong heading into the fourth quarter.*

1 - End of period balances.
2 - Financial data as of September 30, 2025.
3 - Yield on Loans represents three months ending September 30, 2025.

Deposits

Trend [1]



$ In Millions
$4,651
$4,623
$4,634
$4,517
$4,534
$1,007
$993
$945
$887
$924
$3,644
$3,630
$3,688
$3,629
$3,610
3Q24
4Q24
1Q25
2Q25
3Q25
Core Deposits
Time Deposits

- **Deposits increased by $16.9 million during the third quarter of 2025.**
  - *Time and money market deposits increased by $64.0 million and $33.1 million, respectively. The increase reflects the addition of $40.0 million in brokered money market balances along with $50.6 million in brokered time deposits.*
  - *Interest-bearing and non-interest-bearing demand deposits as well as saving deposits decreased by $60.9 million, $16.7 million and $5.6 million, respectively, during the quarter. These decreases are consistent with normal cyclical activity.*
  - *The Bank's loan-to-deposit ratio increased slightly to 88% at September 30, 2025 compared to 87% at June 30, 2025.*
  - *Cost of deposits declined by 2 basis points to 1.99%.*

1 - End of period balances.
2 - Financial data as of September 30, 2025.
3 – Cost of Deposits represents three months ending September 30, 2025.

Composition [2]



Interest DDA
25%
Non-Interest
DDA
20%
Cost of
Deposits:
1.99% 3
Money
Markets
29%
Time
Deposits
20%
Savings
6%

80% Core Deposits

88% Loan-to-Deposit Ratio

Investments

Portfolio Metrics	
Total Portfolio	$890.4MM
% of Assets	16%
Duration	4.4 Years
Yield	4.67%
AOCI (Tax Adj.)	($17.3MM)

Trends – Balances / AOCI / Yields [1,2]



4.77%
4.66%
4.65%
4.70%
4.67%
$826.8
$829.7
$855.5
$885.4
$890.4
($15.4)
($27.2)
($24.2)
($24.3)
($17.3)
3Q24
4Q24
1Q25
2Q25
3Q25
Portfolio Balance
AOCI
Yield

1 - End of period balances.

2 - Yields based on quarterly average – See Analysis of Net Interest Income table in earnings release.

3 - Financial data as of September 30, 2025.

Composition [3]



Agency CMO 40%
Agency MBS 25%
Municipal 23%
ABS 9%
Other 3%

- **The portfolio increased by $5.0 million during the quarter.**
  - *The Bank purchased $57.7 million of investment securities, which was partially offset by sales of $41.6 million and paydowns of $20.5 million.*
  - *Market opportunities allowed the Bank to sell and repurchase securities, which enhanced the overall yield on the portfolio.*
  - *The overall duration of the portfolio declined slightly to 4.4 years at September 30, 2025.*
  - *Net unrealized losses declined by $9.1 million for the three months ended September 30, 2025 due to reduced market rates.*
- **All investment securities are classified as available-for-sale.**

Capital

Total Risk Based Capital Ratio



12.4%
12.2%
12.4%
12.4%
13.1%
13.0%
13.3%
13.3%
13.1%
12.9%
3Q24
4Q24
1Q25
2Q25
3Q25
Total Company
Bank
Well Capitalized @ 10.0%

- All capital ratios applicable to the Company and Bank were above relevant regulatory minimum levels to be deemed "well capitalized" under current bank regulatory guidelines.
- Certain ratios declined from the prior quarter due to the redemption of subordinated debt in the third quarter.
- Ratios remain sound and capital generation expectations are strong going forward.

Tier 1 Risk Based Capital Ratio



10.0%
11.0%
10.2%
11.2%
10.8%
11.9%
11.1%
12.1%
11.3%
11.8%
3Q24
4Q24
1Q25
2Q25
3Q25
Total Company
Bank
Well Capitalized @ 8.0%

Leverage Ratio



8.0%
8.8%
8.3%
9.1%
8.6%
9.5%
9.0%
9.8%
9.3%
9.6%
3Q24
4Q24
1Q25
2Q25
3Q25
Total Company
Bank
Well Capitalized @ 5.0%

Guidance through 2026

Loan Growth	5.0% annualized growth
Margin	Range: 4.00% to 4.15%
Non-Interest Income	Range: $48.0 million to $52.0 million (annualized)
Non-Interest Expenses	Range: $142.0 million to $146.0 million (annualized)
Effective Tax Rate	Approximately 21%

Q & A

Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain “non-GAAP” financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other “non-GAAP” financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term.

Tangible book value, tangible book value per common share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and adjusted efficiency ratio, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure included in this presentation together with its most directly comparable GAAP based measure.

GAAP to Non-GAAP Reconciliation

Net Income / Diluted EPS / Ratios	3Q24	4Q24	1Q25	2Q25	3Q25
(Presented In Millions except for Diluted EPS)					
Average Assets	$ 5,515.1	$ 5,464.2	$ 5,425.7	$ 5,374.8	$ 5,420.8
Average Equity	537.7	516.4	523.7	535.7	551.9
Net Income (GAAP)	**$ (7.9)**	**$ 13.7**	**18.1**	**19.4**	**21.9**
Add Litigation Settlement	$ -	$ 0.5	$ -	$ -	$ -
Add Merger Related Expense	17.0	3.9	1.6	1.0	-
Add Executive Retiement Expenses	4.8	-	-	-	-
Add Provision for Credit Losses on Non-PCD Loans	15.5	-	-	-	-
Less Related Tax Effect	(7.9)	(1.4)	(0.4)	(0.2)	-
Adjusted Net Income (Non-GAAP)	**$ 21.4**	**$ 16.7**	**19.3**	**20.2**	**21.9**
Diluted Shares	**19.2**	**19.3**	**19.3**	**19.3**	**19.4**
Diluted EPS (GAAP) [1]	**$ (0.41)**	**$ 0.71**	**$ 0.93**	**$ 1.01**	**$ 1.13**
Adjusted Diluted EPS (Non-GAAP) [1]	**$ 1.11**	**$ 0.87**	**$ 1.00**	**$ 1.04**	**$ 1.13**
ROAA (GAAP) [1]	**-0.57%**	**1.00%**	**1.35%**	**1.45%**	**1.60%**
Adjusted ROAA (Non-GAAP) [1]	**1.55%**	**1.22%**	**1.45%**	**1.51%**	**1.60%**
ROAE (GAAP) [1]	**-5.85%**	**10.54%**	**13.98%**	**14.56%**	**15.72%**
Adjusted ROAE (Non-GAAP) [1]	**15.85%**	**12.86%**	**14.97%**	**15.12%**	**15.72%**

1 - Annualized

GAAP to Non-GAAP Reconciliation

Efficiency Ratio (Non-GAAP)	3Q24	4Q24	1Q25	2Q25	3Q25
(Presented In Millions)					
Net Interest Income	$ 51.7	$ 50.6	$ 48.8	$ 49.5	$ 51.0
Plus Non-Interest Income	12.4	11.2	11.6	12.9	13.4
Total Revenue (A)	**$ 64.1**	**$ 61.8**	**$ 60.4**	**$ 62.4**	**$ 64.4**
Non-Interest Expense	$ 60.3	$ 42.9	$ 38.2	$ 37.6	$ 36.3
Less Litigation Settlement	-	(0.5)	-	-	-
Less Restructuring Charge	-	-	-	-	-
Less Merger Related Expense	(17.0)	(3.9)	(1.6)	(1.0)	-
Less Executive Retirement Expenses	(4.8)	(0.0)	-	-	-
Adjusted Non-Interest Expense (B)	**$ 38.6**	**$ 38.5**	**$ 36.5**	**$ 36.6**	**$ 36.3**
Adjusted Efficiency Ratio (B / A)	**60.2%**	**62.3%**	**60.5%**	**58.7%**	**56.4%**

Fee Income / Total Revenue Ratio (Non-GAAP)	3Q24	4Q24	1Q25	2Q25	3Q25
(Presented In Millions)					
Net Interest Income	$ 51.7	$ 50.6	$ 48.8	$ 49.5	$ 51.0
Plus Non-Interest Income (B)	12.4	11.2	11.6	12.9	13.4
Total Revenue (A)	**$ 64.1**	**$ 61.8**	**$ 60.4**	**$ 62.4**	**$ 64.4**
Fee Income / Total Revenue Ratio (B / A)	**19.3%**	**18.2%**	**19.2%**	**20.7%**	**20.8%**

GAAP to Non-GAAP Reconciliation

Tangible Book Value (Non-GAAP)	3Q24	4Q24	1Q25	2Q25	3Q25
(Presented in Millions except for Tangible Book Value Per Share)					
Total Shareholders' Equity (GAAP)	$ 516.2	$ 516.7	$ 532.9	$ 548.4	$ 571.9
Less Goodwill	70.7	68.1	68.1	69.8	69.8
Less Intangible Assets	46.1	47.8	45.2	42.7	40.3
Less Related Tax Effect	(9.7)	(10.0)	(9.5)	(9.0)	(8.5)
Tangible Book Value (Non-GAAP) (A)	**$ 409.1**	**$ 410.8**	**$ 429.1**	**$ 444.9**	**$ 470.3**
Ending Period Shares Outstanding (B)	**19.4**	**19.4**	**19.5**	**19.5**	**19.5**
Tangible Book Value (Non-GAAP) / Shares Outstanding (A / B)	**$ 21.12**	**$ 21.19**	**$ 21.99**	**$ 22.77**	**$ 24.12**